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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        May 3, 1999
                                                 ---------------------------



                            Blue Rhino Corporation
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            (Exact name of registrant as specified in its charter)


         Delaware                     0-24287                56-1870472
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    (State of or other             (Commission              (IRS Employer
      jurisdiction of              File Number)            Identification
      incorporation)                                           Number)


      104 Cambridge Plaza Drive, Winston-Salem, North Carolina       27104
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             (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code        (336) 659-6900
                                                   -----------------------------



                                Not Applicable
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         (Former name or former address, if changed since last report)

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     Item 4.   Changes in Registrants' Certifying Accountants.

     Effective May 3, 1999, the Registrant engaged Ernst & Young, LLP ("E&Y") to act as its independent accountants. The action was recommended and approved by the audit committee of the Registrant. The Registrant's termination of PriceWaterhouse Coopers, LLP as its independent accountants ("PwC") was previously reported on the Registrant's report on Form 8-K dated February 26, 1999. The Registrant did not consult with E&Y regarding any issues required to be disclosed under Rule 304(a)(2) of Regulation S-K during the Registrant's most recent two fiscal years or during any subsequent interim period.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BLUE RHINO CORPORATION
                                       (Registrant)


                                       By: /s/ Mark Castaneda
                                          -----------------------------------
                                          Chief Financial Officer

DATED: May 7, 1999